                                                          Company Number 2253256



                             TRIMCO GROUP PLC
                     CONSOLIDATED FINANCIAL STATEMENTS
                              30TH JUNE 1994






                             Gane Jackson Scott
                           Chartered Accountants
                                Holborn Hall,
                            100 Gray's Inn Road,
                              London WC1X 8AY.

                               TRIMCO GROUP PLC                          Page 2

                     CONSOLIDATED PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED 30TH JUNE 1994

                                     Note             1994            1993
                                                        L               L

TURNOVER                             1d&2           4,434,440       3,593,008
   Cost of Sales                                    1,606,153       1,341,926
                                                    ---------       ---------

GROSS PROFIT                                        2,828,287       2,251,082
   Administrative Expenses                          2,554,146       2,086,782
                                                    ---------       ---------

OPERATING PROFIT                       2              274,141         164,300
   Interest Receivable                                    519              -
   Interest Payable                    4              (18,520)        (22,595)
                                                    ---------       ---------

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                       256,140         141,705
   Taxation                            5              (63,142)        (79,349)
                                                    ---------       ---------

PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                        192,998          62,356
   Dividends                           6              (62,280)        (58,185)
                                                    ---------       ---------

RETAINED PROFIT FOR THE
FINANCIAL YEAR                        15              127,718           4,171
                                                    =========       =========

The notes from pages 7 to 14 form part of these accounts

There is no material difference between reported profits and the historical cost profits for 1994 or 1993.

                                 TRIMCO GROUP PLC                        Page 3

                            CONSOLIDATED BALANCE SHEET
                                 AT 30TH JUNE 1994

                                      Note          1994                 1993


FIXED ASSETS                                     L          L        L            L
  Tangible Assets                       7                441,087               589,682

CURRENT ASSETS
  Stock                                 9     311,432               269,190
  Debtors                              10   1,843,996             1,088,400
  Cash at Bank                                  4,264                29,103
                                            ---------             ---------
                                                       2,159,692             1,386,693


CURRENT LIABILITIES

CREDITORS:

Amounts falling due within one year    11             (1,844,933)           (1,293,212)
                                                       ---------             ---------
NET CURRENT ASSETS                                       314,759                93,481
                                                       ---------             ---------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                              755,846               683,163

CREDITORS:

Amounts falling due after more
than one year                          12                (12,356)              (48,904)

PROVISIONS FOR LIABILITIES
AND CHARGES

Deferred tax                           13                 22,500                 2,300
                                                       ---------             ---------
                                                         765,990               636,559
                                                       =========             =========

CAPITAL AND RESERVES

Called up Share Capital                14                370,000               370,000
Reserves                               15                395,990               266,559
                                                       ---------             ---------
                                                         765,990               636,559
                                                       =========             =========


The Financial Statements were approved by the Board of Directors on 3rd January 1995.

J.V. TANNA   -   DIRECTOR

The notes on pages 7 to 14 form part of these accounts.

                               TRIMCO GROUP PLC                          Page 4

                                BALANCE SHEET
                              AT 30TH JUNE 1994

                                     Note               1994          1993
                                                          L             L

FIXED ASSETS
   Investments                         8                   914        28,185

CURRENT ASSETS
   Debtors                            10               953,856       816,665

CREDITORS:
Amounts falling due within one year   11              (198,262)     (106,403)
                                                      --------      --------

NET CURRENT ASSETS                                     755,594       710,262
                                                      --------      --------

TOTAL ASSETS LESS CURRENT
LIABILITIES                                            756,508       738,447

CREDITORS:
Amounts falling due after more than
one year                              12                    -        (15,000)
                                                      --------      --------
                                                       756,508       723,447
                                                      ========      ========

CAPITAL AND RESERVES
Called up Share Capital               14               370,000       370,000
Reserves                              15               386,508       353,447
                                                      --------      --------
                                                       756,508       723,447
                                                      ========      ========

The Financial Statements were approved by the Board of Directors on 3rd January 1995.

J.V. TANNA - DIRECTOR

The notes on pages 7 to 14 form part of these accounts.

                               TRIMCO GROUP PLC                          Page 5

         CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
                      FOR THE YEAR ENDED 30TH JUNE 1994


                                                        1994         1993
                                                          L            L

Retained profit for the year                          127,718        4,171
Exchange gain on foreign equity investment              1,713        8,883
                                                      -------       ------

TOTAL RECOGNISED GAINS AND LOSSES RELATING
TO THE YEAR                                           129,431       13,054
                                                      =======       ======


The notes on pages 7 to 15 form part of these accounts.

                          CONSOLIDATED CASH FLOW STATEMENT               Page 6
                          FOR THE YEAR ENDED 30TH JUNE 1994

                                                1994                1993
                                             L         L         L         L

NET CASH INFLOW FROM OPERATING
ACTIVITIES                                           92,666             145,346

RETURN ON INVESTMENTS AND SERVICING
OF FINANCE
  Interest received                           519                  -
  Interest paid                           (12,801)            (17,542)
  Interest element of finance lease
   payments                                (5,719)             (5,053)


  Dividends paid                          (23,482)            (13,426)
                                          -------             -------
NET CASH OUTFLOW FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                (41,483)            (36,021)

TAXATION

Tax paid                                            (79,021)            (73,674)

INVESTING ACTIVITIES

Purchase of fixed assets                 (145,709)           (504,687)

Proceeds of sale of fixed assets           34,892               6,000
                                          -------             -------
NET CASH OUTFLOW FROM INVESTING
ACTIVITIES                                         (110,817)           (498,687)

FINANCING

Inception of finance leases and hire
 purchase contracts                            -               51,237

Issue of share capital (net)                   -              350,000

Repayment of loans                        (15,000)            (15,000)

Capital element of hire purchase
contracts and finance leases              (24,673)            (27,495)
                                          -------             -------

NET CASH (OUTFLOW)/INFLOW FROM
FINANCING                                           (39,673)            358,742
                                                    -------             -------
(DECREASE) IN CASH AND CASH
EQUIVALENTS                                        (178,328)           (104,294)
                                                    =======             =======



See note 19 for notes to this statement.

The notes on pages 7 to 14 form part of these accounts.

                              TRIMCO GROUP PLC                           Page 7

                            NOTES TO THE ACCOUNTS
                               3OTH JUNE 1994

1. PRINCIPAL ACCOUNTING POLICIES

   a) Basis of Accounting

      The Financial Statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

   b) Basis of consolidation

      The consolidated financial statements include the results of the parent company and its trading subsidiaries Trimco America Inc. and Trimco Enterprises Ltd.

      Subsidiaries acquired in the year are consolidated from the date of acquisition. Net assets at the date of acquisition are incorporated into the consolidated accounts at their fair values to the Group after making appropriate reorganisation provisions. Goodwill on consolidation arising from acquisitions is taken directly to reserves.

      The parent company has not presented its own profit and loss account as permitted by Section 230 of the Companies Act 1985.

   c) Foreign Currencies

      Subsidiary accounts prepared in foreign currencies are translated into sterling at the year end exchange rate.

   d) Turnover

      Turnover represents amounts receivable excluding value added tax, on the supply of goods and services all in respect of continuing activities.

   e) Depreciation

      Depreciation of fixed assets is charged at the rates estimated to write off their cost less any residual value over the expected useful lives which are as follows:

            Premises Improvement        up to 10 years
            Motor vehicles              3 years
            Computer Equipment          3 years
            Fixtures and Fittings       4 years

   f) Finance Leases

      Assets obtained under finance leases are capitalised in the Balance Sheet and are depreciated over their useful lives. The interest element of the lease obligation is charged to the Profit and Loss Account so as to produce a constant periodic rate of charge on the remaining balance of obligation.

   g) Deferred taxation

      Deferred taxation is calculated by the liability method on the excess of taxation allowances claimed on fixed assets over the related cumulative depreciation charged in the accounts.

   h) Stock

      Stock is valued at the lower of cost and net realisable value.

   i) Developments costs

      Development costs are written off as incurred.

                              TRIMCO GROUP PLC                           Page 8

                               30TH JUNE 1994

2. OPERATING PROFIT                                     1994          1993

   a) Operating profit is stated after charging:          L             L

      Auditor's remuneration
         - Audit work                                   9,000         8,000
         - Non audit work                               6,904         3,028
      Depreciation of tangible fixed assets           278,308       215,499
      Directors' remuneration                         248,825       166,073

   b) Geographical Segments


                               United Kingdom               North America                    Group
                             1994          1993            1994        1993            1994          1993
   Turnover                    L             L               L           L               L             L

   By origin               3,792,074     3,079,532        642,366     513,476        4,434,440     3,593,008
   Profit before tax         190,967       222,015         65,173     (80,310)         321,140       141,705
   Segment net assets/
   liabilities               765,078       693,200            912     (56,641)         765,990       636,559


   No geographical analysis of turnover by destination is given in the accounts.

   All activities of the Group are considered to be in relation to a single class of business.

3. DIRECTORS AND EMPLOYEES                              1994          1993
   Staff costs including Directors' emoluments:           L             L
   Wages and Salaries                                 1,303,748      973,926
   Social Security costs                                100,243       73,075
   Other Pension costs                                   39,930       24,536
                                                      ---------    ---------
                                                      1,443,921    1,071,537
                                                      =========    =========

                                                         1994          1993
   Director emoluments:                                    L             L
   Highest paid director                                111,088       60,000
                                                           No           No
   Other directors' emoluments were in the ranges
   L     0 - L 5,000                                        -            1
   L10,001 - L15,000                                        -            1
   L25,001 - L30,000                                        1            -
   L40,001 - L45,000                                        -            1
   L45,001 - L50,000                                        1            -
   L50,001 - L55,000                                        1            -

   Pensions

   In respect of certain employees, the Company contributes a proportion of salary into the Personal Pension Scheme of those individuals.

                                  TRIMCO GROUP PLC                      Page 9
                          NOTES TO THE ACCOUNTS (continued)
                                  30TH JUNE 1994


4. INTEREST PAYABLE                                         1994       1993
                                                              L          L
   Bank and Loan Interest                                   11,357     15,795
   Finance Lease Interest                                    5,719      5,053
   Other                                                     1,444      1,747
                                                           -------    -------
                                                            18,520     22,595
                                                           =======    =======

5. TAXATION                                                 1994       1993
                                                              L          L
   UK Corportation tax charge on profits for
    the year at marginal rates                              84,000     70,810
   (Under)/over-provision in prior years                      (658)     1,549
   Transfer (from)/to deferred taxation                    (20,200)     6,990
                                                           -------    -------
                                                            63,142     79,349
                                                           =======    =======

4. DIVIDENDS                                                1994       1993
   In respect of 1992:                                        L          L

   'A' Ordinary Shares                                         -        7,878
   Ordinary Shares                                             -       12,854
   In respect of current year:
   11% Preference Shares (11p per share)                     5,500     10,676
   'A' Ordinary Shares (18.9p per share)                    38,992     17,288
   Ordinary Shares (18.3p per share)                        20,788      9,489
                                                           -------    -------
                                                            65,280     58,185
                                                           =======    =======


7. TANGIBLE FIXED ASSETS - GROUP

                                Premise        Motor      Computer    Fixtures &
                              Improvements    Vehicles    Equipment    Fittings       Total
                                    L            L            L            L            L
   Cost
   30th June 1993                 51,105      187,493      769,577       98,900    1,107,075
   Additions                      20,700          -         89,863       35,146      145,709
   Disposals                         -         (6,916)     (22,859)         -        (29,775)
   Exchange differences             (155)        (266)      (2,564)        (531)      (3,516)
                                 -------      -------      -------      -------    ---------
   30th June 1994                 71,650      180,311      834,017      133,515    1,219,493
                                 -------      -------      -------      -------    ---------
   Depreciation
   30th June 1993                    741       81,896      397,921       36,835      517,393
   Charge for year                 8,053       51,126      192,898       26,231      278,308
   Released on disposal              -         (6,916)      (9,442)         -        (16,358)
   Exchange differences              (19)        (178)        (427)        (313)        (937)
                                 -------      -------      -------      -------    ---------
   30th June 1994                  8,775      125,928      580,950       62,753      778,406
                                 -------      -------      -------      -------    ---------
   NET BOOK VALUE
   30th June 1994                 62,875       54,383      253,067       70,762      441,087
                                 =======      =======      =======      =======    =========
   30th June 1993                 50,364      105,597      371,656       62,065      589,682
                                 =======      =======      =======      =======     ========

                                  TRIMCO GROUP PLC                     Page 10
                          NOTES TO THE ACCOUNTS (continued)
                                   30TH JUNE 1994



 8. INVESTMENTS IN GROUP UNDERTAKINGS                                    1994
                                                                          L
    Balance 1.7.93                                                       28,185
    Additions                                                               -
    Provisions                                                          (27,271)
                                                                        -------
    Balance 30.6.94                                                         914
                                                                        =======
    Group undertakings comprise the following:

                                                                             %
    Micro Synergy Associates Inc. (Incorporated in the USA)                 100
    Trimco Enterprises Limited (Registered in England)                      100
    Trimco America Inc. (Incorporated in the USA)                           100
    Imagen Enterprises Ltd. (Registered in England)                         100
    Trimco Document Management Inc. (Incorporated in Canada)                100


 9. STOCKS

                                                     Group                      Company
                                               1994           1993          1994        1993
   Finished goods and
    work in progress                         311,432        269,190          -            -
                                           =========      =========      =======      =======


10. DEBTORS

                                                     Group                      Company
                                               1994           1993          1994        1993
                                                 L              L             L           L

    Trade debtors                           1,595,686        953,120          -            -
    Prepayments and accrued income            240,885        120,235          -            -
    Amounts owed by group undertakings            -              -        953,856      786,665
    Other debtors                               7,425         15,045          -         30,000
                                            ---------      ---------      -------      -------
                                            1,843,996      1,088,400      953,856      816,665
                                            =========      =========      =======      =======



11. CREDITORS

                                                     Group                      Company
                                               1994           1993          1994        1993
    Amounts falling due within one year          L              L             L           L
    Loans from 3i and Government loan          15,000         15,000       15,000       15,000
    Obligations under hire purchase
     contracts and finance leases              21,358         24,483          -            -
    Bank loans and overdrafts                 328,850        175,361          -            -
    Trade creditors                           551,147        363,027          -            -
    Corporation tax                           119,205        114,883       91,205       41,144
    Dividend payable                           92,057         50,259       92,057       50,259
    Other creditors including taxation
     and social security                       84,831         41,219          -             -
    Accrued and deferred income               632,485        508,980          -             -
                                            ---------      ---------      -------      -------
                                            1,844,933      1,293,212      198,262      106,403
                                            =========      =========      =======      =======

                               TRIMCO GROUP PLC                        Page 11

                                30th JUNE 1994

12. CREDITORS

                                                   GROUP                    COMPANY
    Amounts falling due after more than       1994       1993           1994       1993
    one year                                    L          L              L          L
    Loans from 3i & Government loan
    schemes                                    --       15,000           --       15,000
    Obligations under Hire Purchase
    Contracts and Finance Leases             12,356     33,904           --         --
                                             ------     ------         ------     ------
                                             12,356     48,904           --       15,000
                                             ======     ======         ======     ======

    Included within creditors for the Group are liabilities of L377,564 (1993: L263,748) and L15,000 (1993: L30,000) for the Company which are secured on the assets of the Group.

13. DEFERRED TAXATION

                                                   GROUP                    COMPANY
                                              1994       1993           1994       1993
                                                L          L              L          L
    Balance brought forward                   2,300      9,290           --         --
    Transfer to/(from) deferred taxation     20,200     (6,990)          --         --
                                             ------     ------         ------     ------
    Balance carried forward                  22,500      2,300           --         --
                                             ======     ======         ======     ======

    The above asset is all in respect of accelerated capital allowances and has been calculated as chargeable to tax at 25%.

14. CALLED UP SHARE CAPITAL

    At 1st July 1993 and 30th June 1994

                                                                   ALLOTTED,
                                                                CALLED UP AND
                                                 AUTHORISED       FULLY PAID
                                                      L               L
    Ordinary Shares of L1 each                     131,400         113,400
    'A' Ordinary Shares of L1 each                 206,600         206,600
                                                   -------         -------
    Equity Share Capital                           338,000         320,000

    Cumulative Redeemable Preference
    Shares of L1 each - non Equity                  50,000          50,000
                                                   -------         -------
                                                   388,000         370,000
                                                   =======         =======

    On 20th May 1993 options to acquire 11,100 Ordinary Shares in the Company at L3.60. per share were granted to staff of the Company. These options are exercisable at the earliest of the following events:

             i)  the third anniversary of the date of the grant;
            ii)  the death of the option holder; and
           iii) the option holder ceasing to be a director or employee of the Company by reason of injury, disability, redundancy or retirement.

                               TRIMCO GROUP PLC                        Page 12

                                30th JUNE 1994

14. CALLED UP SHARE CAPITAL - Continued

    A summary of the rights of each class of share is as follows:

    PREFERENCE SHARES

    DIVIDENDS
    A fixed cumulative dividend of 11% per annum.

    REDEMPTION
    In multiples of 25,000 on 31st January 1996 and 31st January 1997 or immediately upon the company being granted a listing or in the event of a successful take over.

    OTHER
    First preference on the return of assets of L1 per share plus any arrears of dividends.

    'A' ORDINARY SHARES

    DIVIDENDS
    A cumulative preferential dividend equivalent to 12.2% of net profits. An additional cumulative preferential dividend based on remuneration payable to the chief executive over and above an index linked figure. To the extent that Ordinary Share holders receive dividends in excess of the 12.2% dividend referred to above an equivalent further amount is also payable to the holders of this class of shares.

    OTHER
    A preference on the return of assets ranking immediately after the Preference Shareholders, of L1 per share plus any arrears of dividend. A distribution of any balance in the event of a return of assets, equivalent per share, to the amount paid to ordinary shareholders. These shares have the same voting rights in general meeting as the ordinary shares.

15. RESERVES


                                           GROUP                              COMPANY
                              -------------------------------     ------------------------------
                               SHARE      PROFIT                   SHARE      PROFIT
                              PREMIUM    AND LOSS                 PREMIUM    AND LOSS
                              ACCOUNT     ACCOUNT      TOTAL      ACCOUNT     ACCOUNT      TOTAL
                                 L           L           L           L           L           L
Balance brought forward
1st July 1993                 200,000      66,559     266,559     200,000     153,447     353,447

Retained profit for the
year                             --       127,727     127,718        --        33,061      33,061

Exchange differences on
consolidation                    --         1,713       1,713        --          --          --
                              -------     -------     -------     -------     -------     -------
Balance carried forward
30th June 1994                200,000     195,990     395,990     200,000     186,508     386,508
                              =======     =======     =======     =======     =======     =======

                              TRIMCO GROUP PLC                          Page 13

                               30TH JUNE 1994

16. RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS

                                                        1994          1993
                                                          L             L
    Profit attributable to members of the Group        192,998        62,356
    Dividends                                          (65,280)      (58,185)
                                                       -------       -------
                                                       127,718         4,171
    Other recognised gains and losses for the year       1,713         8,883
    New share capital subscribed (net)                      -        350,000
                                                       -------       -------
    Net additions to shareholders' funds               129,431       363,054
    Opening shareholders' funds                        636,559       273,505
                                                       -------       -------
    Closing shareholders' funds                        765,990       636,559
                                                       =======       =======

    Cumulative goodwill written off at 30th June 1994 amounted to L33,934 (1993: L33,934). Profit for the financial year for the Company was L98,341 (1993: L139,805).

17. TRANSACTIONS INVOLVING DIRECTORS

    During the period, management charges of L26,667 were paid to Todays World Limited. Mr. J.A. Knight has a material interest in this company.

18. OPERATING LEASES

    In the year to 30th June 1995 the Group have commitments to make payments as follows:

                                                  Land
                                                   and
                                                Building    Other      Total
                                                    L         L          L

    In respect of commitments expiring
    in the year                                       -         -           -

    In respect of commitments expiring
    between 2 and 5 years                         32,050        -       32,050

    In respect of commitments expiring
    after 5 years                                104,480        -      104,480
                                                 -------    -------    -------
                                                 136,530        -      136,530
                                                 =======    =======    =======

                              TRIMCO GROUP PLC                          Page 14

                               30TH JUNE 1994

19. CASH FLOW STATEMENT

    (A) RECONCILIATION OF OPERATING PROFIT TO
        NET CASH INFLOW FROM OPERATING ACTIVITIES

                                                        1994          1993
                                                          L             L
        Operating profit                               274,141       164,300
        Depreciation                                   278,308       215,499
        Increase in stock                              (42,242)      (94,058)
        Increase in debtors                           (755,596)     (490,663)
        Increase in creditors                          355,237       331,854
        (Profit)/Loss on sale of fixed assets          (21,474)       10,960
        Exchange differences                             4,292         7,454
                                                      --------      --------
                                                        92,666       145,346
                                                      ========      ========

    (B) ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS IN THE BALANCE SHEET

                                                                     Change
                                          1994          1993         in year

                                            L             L             L
        Cash at bank                       4,264        29,103       (24,839)
        Overdraft                       (328,850)     (175,361)     (153,489)
                                        --------      --------      --------
        CASH AND CASH EQUIVALENTS       (324,586)     (146,258)     (178,328)
                                        ========      ========      ========

    (C) ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR


                                                               1994                       1993
                                                                     Loans and                  Loans and
                                                                      Finance                    Finance
                                                        Share          Lease        Share         Lease
                                                       Capital      Obligations    Capital     Obligations
                                                          L             L             L             L

        Balance 1st July 1993                          570,000        88,387       220,000        79,645
        Shares issued                                       -             -        400,000            -
        Shares redeemed                                     -             -        (50,000)           -
        Repayment of finance leases                         -        (24,673)           -        (27,495)
        Inception of Finance Lease obligations              -             -             -         51,237
        Repayment of loans                                  -        (15,000)           -        (15,000)
                                                       -------       -------       -------       -------
                                                       570,000        48,714       570,000        88,387
                                                       =======       =======       =======       =======

                      AUDITORS' REPORT TO THE MEMBERS OF                Page 15
                                TRIMCO GROUP PLC

We have audited the financial statements on pages 2 to 14 which have been prepared under the historical cost convention and the accounting policies set out on page 7.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the directors' report the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion based on our audit on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group as at 30th June 1994 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

                                       GANE JACKSON SCOTT
                                       REGISTERED AUDITORS
                                       CHARTERED ACCOUNTANTS
                                       HOLBORN HALL
                                       100 GRAY'S INN ROAD
                                       LONDON WC1X 8AY

3rd January 1995.

                                                        Company Number 2253256





                               TRIMCO GROUP PLC

                     CONSOLIDATED FINANCIAL STATEMENTS

                                30TH JUNE 1995





















                              Gane Jackson Scott
                             Chartered Accountants
                                  Holborn Hall,
                              100 Gray's Inn Road,
                                London WC1X 8AY.

                               TRIMCO GROUP PLC

                     CONSOLIDATED PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED 30TH JUNE 1995


                                         Note                  1995              1994
                                                                 L                 L

TURNOVER                                1d&2b                5,600,943          4,434,440

   Cost of Sales                                            (1,735,120)         (1,606,153)
                                                            ----------          ----------

GROSS PROFIT                                                 3,865,823           2,828,287
   Administrative Expenses                                  (3,535,643)         (2,554,146)
                                                            ----------          ----------

OPERATING PROFIT                          2                    330,180             274,141

   Interest Receivable                                           5,157                 519

   Interest Payable                       4                    (14,771)            (18,520)
                                                             ----------          ----------

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                                                320,566             256,140

    Taxation                              5                    (90,575)            (63,142)
                                                            ----------          ----------

PROFIT ON ORDINARY ACTIVITIES
AFTER TAXATION                                                 229,991             192,998

   Dividends                              6                    (41,549)            (65,280)
                                                            ----------          ----------

RETAINED PROFIT FOR THE
FINANCIAL YEAR                           15                    188,442             127,718
                                                            ----------           ---------
                                                            ----------           ---------





The notes from pages 8 to 16 form part of these accounts



There is no material difference between reported profits and the historical cost profits for 1995 or 1994.

                               TRIMCO GROUP PLC

                          CONSOLIDATED BALANCE SHEET
                               AT 30TH JUNE 1995



                                 Note                 1995                      1994
                                             L                L                  L             L

FIXED ASSETS

   Tangible Assets                 7                        595,680                          441,087


CURRENT ASSETS
   Stock                           9       78,476                            311,432

   Debtors                        10    1,947,682                          1,843,996

   Cash at Bank                           316,222                             68,370
                                        ---------                           --------
                                                         2,342,380                        2,223,798


CURRENT LIABILITIES

CREDITORS:

Amounts falling due within
one year                          11                     (2,024,002)                     (1,909,039)
                                                         ----------                      ----------
NET CURRENT ASSETS                                          318,378                         314,759
                                                         ----------                      ----------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                                 914,058                         755,846

CREDITORS:

Amounts falling due after
more than one year                12                           -                            (12,356)

PROVISIONS FOR LIABILITIES
AND CHARGES

Deferred tax                      13                         35,000                          22,500
                                                          ---------                         -------
                                                            949,058                         765,990
                                                          ---------                         -------
                                                          ---------                         -------

CAPITAL AND RESERVES

Called up Share Capital           14                        370,000                         370,000

Reserves                          15                        579,058                         395,990
                                                          ---------                         -------
                                                            949,058                         765,990
                                                          ---------                         -------
                                                          ---------                         -------



The Financial Statements were approved by the Board of Directors on 17 November 1995.



J.V. TANNA - DIRECTOR                             D. BANTIN - DIRECTOR

The notes on pages 8 to 16 form part of these accounts.

                               TRIMCO GROUP PLC

                                 BALANCE SHEET
                               AT 30TH JUNE 1995



                                 Note                    1995           1994
FIXED ASSETS                                               L              L

   Investments                     8                    63,132            914


CURRENT ASSETS

   Debtors                        10                   843,527         953,856


CREDITORS:

Amounts falling due within
one year                          11                  (102,691)       (198,262)
                                                     ---------       ---------

NET CURRENT ASSETS                                     740,836         755,594

                                                     ---------        --------
TOTAL ASSETS LESS CURRENT LIABILITIES                  803,968         756,508
                                                     ---------        --------
                                                     ---------        --------



CAPITAL AND RESERVES

Called up Share Capital           14                   370,000         370,000

Reserves                          15                   433,968         386,508
                                                     ---------        --------
                                                       803,968         756,508
                                                     ---------        --------
                                                     ---------        --------


The Financial Statements were approved by the Board of Directors on 17 November, 1995.

J.V. Tanna-Director  D Bantin--Director


The notes on pages 8 to 16 form part of these accounts.

                               TRIMCO GROUP PLC

        CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                      FOR THE YEAR ENDED 30TH JUNE 1995



                                                  1995              1994

                                                    L                 L
Retained profit for the year                    188,442            127,718

Exchange (loss)/gain on foreign
equity investment                                (5,374)             1,713
                                                -------            -------
TOTAL RECOGNISED GAINS AND LOSSES
RELATING TO THE YEAR                            183,068            129,431
                                                -------            -------
                                                -------            -------
















The notes on pages 8 to 16 form part of these accounts.

                               TRIMCO GROUP PLC

                       CONSOLIDATED CASH FLOW STATEMENT
                       FOR THE YEAR ENDED 30TH JUNE 1995



                                                 1995                      1994
                                             L           L           L               L

NET CASH INFLOW FROM OPERATING
ACTIVITIES                                           1,160,380                      92,666

RETURN ON INVESTMENTS AND SERVICING
OF FINANCE

   Interest received                        5,157                      519

   Interest paid                          (12,395)                 (12,801)

   Interest element of finance
   lease payments                          (2,376)                  (5,719)

   Dividends paid                         (74,020)                 (23,482)
                                         --------                 --------
NET CASH (OUTFLOW) FROM RETURNS ON
INVESTMENTS AND SERVICING OF FINANCE                   (83,634)                    (41,483)

TAXATION

Tax paid                                              (143,088)                    (79,021)

INVESTING ACTIVITIES

Purchase of fixed assets                 (482,159)                (145,709)

Proceeds of sale of fixed assets           40,566                   34,892
                                         --------                  -------
NET CASH (OUTFLOW) FROM INVESTING
ACTIVITIES                                            (441,593)                   (110,817)
                                                      --------                    --------
NET CASH INFLOW/(OUTFLOW)
BEFORE FINANCING                                       492,065                    (138,655)


FINANCING

Repayment of loans                        (15,000)                 (15,000)

Capital element of hire purchase
contracts and finance leases              (27,945)                 (24,673)
                                         --------                 --------

NET CASH (OUTFLOW) FROM FINANCING                      (42,945)                    (39,673)
                                                       -------                    --------
INCREASE/(DECREASE) IN CASH AND
CASH EQUIVALENTS                                       449,120                    (178,328)
                                                       -------                    --------
                                                       -------                    --------





See note 19 for notes to this statement.





The notes on pages 8 to 16 form part of these accounts.

                              TRIMCO GROUP PLC

                            NOTES TO THE ACCOUNTS
                               30TH JUNE 1995

1.  PRINCIPAL ACCOUNTING POLICIES

    a)  BASIS OF ACCOUNTING

        The Financial Statements have been prepared under the historical cost convention and in accordance with applicable accounting standards.

    b)  BASIS OF CONSOLIDATION

        The consolidated financial statements include the results of the parent company and its trading subsidiaries Trimco America Inc. and Trimco Enterprises Ltd.

        Subsidiaries acquired in the year are consolidated from the date of acquisition. Net assets at the date of acquisition are incorporated into the consolidated accounts at their fair values to the Group after making appropriate reorganisation provisions. Goodwill on consolidation arising from acquisitions is taken directly to reserves.

        The parent company has not presented its own profit and loss account as permitted by Section 230 of the Companies Act 1985.

    c)  FOREIGN CURRENCIES

        Subsidiary accounts prepared in foreign currencies are translated into sterling at the year end exchange rate. Transactions in foreign currencies are translated into sterling at the rate ruling at the date of the transaction. Exchange rate adjustments on the opening net assets of subsidiaries are taken directly to reserves and exchange rate adjustments on all other items are included in the profit and loss account.

    d)  TURNOVER

        Turnover represents amounts receivable excluding value added tax, on the supply of goods and services all in respect of continuing activities.

    e)  DEPRECIATION

        Depreciation of fixed assets is charged at the rates estimated to write off their cost less any residual value over the expected useful lives which are as follows:

        Premises improvement  up to 10 years      Computer Equipment     3 years
        Motor vehicles        3 years             Fixtures and Fittings  4 years

    f)  FINANCE LEASES

        Assets obtained under finance leases are capitalised in the Balance Sheet and are depreciated over their useful lives. The interest element of the lease obligation is charged to the Profit and Loss Account so as to produce a constant periodic rate of charge on the remaining balance of obligation.

    g)  DEFERRED TAXATION

        Deferred taxation is calculated by the liability method on the excess of taxation allowances claimed on fixed assets over the related cumulative depreciation charged in the accounts.

    h)  STOCK

        Stock is valued at the lower of cost and net realisable value.

    i)  DEVELOPMENT COSTS

        Development costs are written off as incurred.

                              TRIMCO GROUP PLC

                               30TH JUNE 1995

2.  OPERATING PROFIT

                                                             1995        1994
    a)  Operating profit is stated after charging:            L           L
           Auditor's remuneration
                   - Audit work                             11,978       9,000
                   - Non audit work                          9,025       6,904
           Depreciation of tangible fixed assets           296,344     278,308
           Operating lease rentals                         159,242     123,069
           Profit on sale of tangible fixed assets          12,007      21,474
           Directors' remuneration                         300,161     248,825
                                                           -------     -------
                                                           -------     -------

    b)  GEOGRAPHICAL SEGMENTS

                  United Kingdom        North America             Group
                 1995        1994       1995      1994       1995        1994
Turnover          L           L          L         L          L           L

By origin     4,636,938   3,792,074   964,005   642,366   5,600,943   4,434,440

Profit
before tax      124,731     190,967   195,835    65,173     320,566     256,140

Segment
net assets/
liabilities     810,104     765,078   138,954       912     949,058     765,990

    No geographical analysis of turnover by destination is given in the accounts.

    All activities of the Group are considered to be in relation to a single class of business.

3.  DIRECTORS AND EMPLOYEES

                                                            1995         1994
                                                              L            L
    Staff costs including Directors' emoluments:
    Wages and Salaries                                   1,938,925    1,303,748
    Social Security costs                                  158,629      100,243
    Other Pension costs                                     47,041       39,930
                                                         ---------    ---------
                                                         2,144,595    1,443,921
                                                         ---------    ---------
                                                         ---------    ---------

                                                            1995         1994
                                                              L            L
    Directors emoluments:
    Highest paid director and chairman                      71,554      111,088
                                                         ---------    ---------
                                                         ---------    ---------


                                                              No           No
    Other directors' emoluments were in the ranges
           L10,001 - L15,000                                    1           -
           L15,001 - L20,000                                    -           2
           L20,001 - L25,000                                    2           -
           L25,001 - L30,000                                    -           1
           L40,001 - L45,000                                    1           -
           L45,001 - L50,000                                    -           1
           L50,001 - L55,000                                    1           1
           L55,001 - L60,000                                    1           -

    PENSIONS

    In respect of certain employees, the Company contributes a proportion of salary into the Personal Pension Scheme of those individuals.

                              TRIMCO GROUP PLC

                               30TH JUNE 1995

4.  INTEREST PAYABLE

                                                           1995         1994
                                                            L            L
    Bank and Loan Interest                                11,387       11,357
    Finance Lease Interest                                 2,376        5,719
    Other                                                  1,008        1,444
                                                         --------     --------
                                                          14,771       18,520
                                                         --------     --------
                                                         --------     --------

5.  TAXATION

                                                           1995         1994
                                                            L            L
    UK Corporation tax charge on profits for the
      year at marginal rates                              92,700       84,000
    (Over)provision in prior years                          (528)        (658)
    Transfer (from) deferred taxation                    (12,500)     (20,200)
    Overseas taxation                                     10,903          -
                                                         --------     --------
                                                          90,575       63,142
                                                         --------     --------
                                                         --------     --------

6.  DIVIDENDS


                                                           1995         1994
                                                            L            L
    In respect of 1994:
    11% Preference Shares - proposed but not paid         (2,750)         -
    Ordinary Shares - proposed but not paid              (20,788)         -

    In respect of current year:
    11% Preference Shares (11p per share)                  5,500        5,500
    'A' Ordinary Shares (18.6p per share)                 38,471       38,992
    Ordinary Shares - (18.6p per share)                   21,116       20,788
                                                         --------     --------
                                                          41,549       65,280
                                                         --------     --------
                                                         --------     --------
    Equity Shares                                         38,799       59,780
    Non Equity Shares                                      2,750        5,500
                                                         --------     --------
                                                          41,549       65,280
                                                         --------     --------
                                                         --------     --------

                              TRIMCO GROUP PLC

                               30TH JUNE 1995

7.  TANGIBLE FIXED ASSETS - GROUP

                                Premise      Motor      Computer    Fixtures &
                             Improvements   Vehicles    Equipment    Fittings     Total
                                   L            L           L           L           L
    Cost

    30th June 1994              71,650       180,311     834,017    133,515      1,219,493
    Additions                   19,774             -     433,120     29,265        482,159
    Disposals                        -      (129,231)          -     (8,791)      (138,022)
    Exchange differences          (214)         (315)     (3,884)      (637)        (5,050)
                             ----------     ---------   ---------   --------     ----------
    30th June 1995              91,210        50,765    1,263,253   153,352      1,558,580
                             ----------     ---------   ---------   --------     ----------

    Depreciation
    30th June 1994               8,775       125,928      580,950    62,753        778,406
    Charge for year              5,232        18,897      243,184    29,031        296,344
    Released on disposal             -      (100,673)           -    (8,791)      (109,464)
    Exchange differences           (73)         (254)      (1,603)     (456)        (2,386)
                             ----------     ---------   ----------  --------     ----------
    30th June 1995              13,934        43,898      822,531    82,537        962,900
                             ----------     ---------   ----------  --------     ----------

    Net Book Value
    30th June 1995              77,276         6,867      440,722    70,815        595,680
                             ----------     ---------   ----------  --------     ----------
                             ----------     ---------   ----------  --------     ----------


    30th June 1994              62,875        54,383      253,067    70,762        441,087
                             ----------     ---------   ----------  --------     ----------
                             ----------     ---------   ----------  --------     ----------

8.  INVESTMENTS IN GROUP UNDERTAKINGS

                                                                            1995
                                                                              L
    Balance 1.7.94                                                            914
    Additions                                                                   -
    Release of provision                                                   62,218
                                                                          --------
    Balance 30.6.95                                                        63,132
                                                                          --------
                                                                          --------

    Group undertakings comprise the following:


                                                                          % Owned
    Micro Synergy Associates Inc. (Incorporated in the USA)                  100
    Trimco Enterprises Limited (Registered in England)                       100
    Trimco America Inc. (Incorporated in the USA)                            100
    Imagen Enterprises Ltd. (Registered in England)                          100
    Trimco Document Management Inc. (Incorporated in Canada)                 100

                                                                         Page 10
                                   TRIMCO GROUP PLC

                           NOTES TO THE ACCOUNTS (continued)
                                    30TH JUNE 1995



 9.  STOCKS                                     Group               Company
                                             1995     1994        1995       1994
     Finished goods and component parts     78,476    311,432       -          -
                                            ------    -------     -----     ------
                                            ------    -------     -----     ------

10.  DEBTORS                                    Group               Company
                                             1995     1994        1995       1994
                                               L        L           L          L
     Trade debtors                       1,360,680  1,595,686       -          -

     Other debtors                          79,797      7,425         494      -

     Amounts owed by group undertakings        -        -         843,033    953,856

     Prepayments and accrued income        507,205    240,885       -          -
                                         ---------  ---------   ---------  ---------
                                         1,947,682  1,843,996     843,527    953,856
                                         ---------  ---------   ---------  ---------
                                         ---------  ---------   ---------  ---------

11.  CREDITORS                                  Group               Company
                                             1995     1994        1995       1994
     Amounts falling due within one year       L        L           L          L

     Loan from 3i and Government loan          -       15,000       -         15,000*

     Obligations under hire purchase
      contracts and finance leases           5,769     21,358       -          -

     Bank loans and overdrafts             191,688    392,956       -          -

     Trade creditors                     1,048,901    561,147       -          -

     Corporation tax                        79,192    119,205      43,104     91,205

     Dividend payable                       59,587     92,057      59,587     92,057

     Other creditors including taxation
      and social security                  107,123     84,831       -          -

     Accruals and deferred income          531,742    632,485       -          -
                                         ---------  ---------   ---------  ---------
                                         2,024,002  1,909,039     102,691    198,262
                                         ---------  ---------   ---------  ---------
                                         ---------  ---------   ---------  ---------

12.  CREDITORS                                   Group               Company
     Amounts falling due after more          1995     1994        1995       1994
      than one year                            L        L           L          L

     Obligations under Hire Purchase           -

     Contracts and Finance Leases                      12,356       -          -
                                         ---------  ---------   ---------  ---------
                                               -       12,356       -
                                         ---------  ---------   ---------  ---------
                                         ---------  ---------   ---------  ---------


Included within creditors for the Group are liabilities of L191,688 (1994:
L407,956) and LNIL (1994: L15,000) for the Company which are secured on the assets of the Group.

                                                                         Page 11
                                   TRIMCO GROUP PLC

                           NOTES TO THE ACCOUNTS (continued)
                                    30TH JUNE 1995



13.  DEFERRED TAXATION                 Group                    Company
                                       1995                1995          1994
                                         L                   L             L
     Balance brought forward          22,500                 -             -

     Transfer to deferred taxation    12,500                 -             -
                                      ------             --------      ---------

     Balance carried forward          35,000                 -             -
                                      ------             --------      ---------
                                      ------             --------      ---------


     The above asset is all in respect of accelerated capital allowances and has been calculated as chargeable to tax at 25%.


14.  CALLED UP SHARE CAPITAL


                                                                                           At
                                                   At                  At              1 July 1994 &
                                              30 June 1995         1 July 1994          30 June 1995

                                               Authorised          Authorised             Allotted,
                                                                                        called up and
                                                                                         fully paid

                                                    L                   L                     L
     Ordinary Shares of L1 each                  180,000             131,400               113,400

     "A" Ordinary Shares of L1 each              283,014             206,600                206,600
                                               -----------          ---------             -----------
     Equity Share Capital                        463,014             338,000                320,000

     Cumulative Redeemable Preference Shares
     of L1 each - nonequity                      135,986             100,000                 50,000
                                               -----------          ---------              ----------
                                                 600,000             438,000                370,000
                                               -----------          ---------              ----------
                                               -----------          ---------              ----------


     The Authorised Capital of the Company was increased on 7th March 1995.

     On 20th May 1992 options to acquire 11,100 Ordinary Shares in the Company at L3.60. per share were granted to staff of the Company. These options are exercisable at the earliest of the following events:


             i)    the third anniversary of the date of the grant;
             ii)   the death of the option holder; and
             iii) the option holder ceasing to be a director or employee of the Company by reason of injury, disability, redundancy or retirement.

     A summary of the rights of each class of non ordinary shares are as follows:

     PREFERENCE SHARES

     Dividends
     A fixed cumulative dividend of 11% per annum.

     Redemption
     In multiples of 25,000 on 31st January 1996 and 31st January 1997 or immediately upon the company being granted a listing or in the event of a successful take over.

     Other
     First preference on the return of assets of L1 per share plus any arrears of dividends.

                               TRIMCO GROUP PLC

                                30TH JUNE 1995


14.  CALLED UP SHARE CAPITAL - Continued

     "A" ORDINARY SHARES

     Dividends
     A cumulative preferential dividend equivalent to 12.2% of net profits. An additional cumulative preferential dividend based on remuneration payable to the chief executive over and above an index linked figure. To the extent that Ordinary Share holders receive dividends in excess of the 12.2% dividend referred to above an equivalent further amount is also payable to the holders of this class of shares.

     Other
     A preference on the return of assets ranking immediately after the Preference Shareholders, of L1 per share plus any arrears of dividend. A distribution of any balance in the event of a return of assets, equivalent per share, to the amount paid to ordinary shareholders. These shares have the same voting rights in general meeting as the ordinary shares.


15.  RESERVES


                                              Group                             Company
                                  ----------------------------     ---------------------------------

                                  Share      Profit                 Share       Profit
                                  Premium   and Loss               Premium     and Loss
                                  Account   Account      Total     Account     Account       Total

                                    L          L           L           L          L            L

Balance brought forward
1st July 1994                     200,000    195,990   395,990       200,000     186,508      386,508

Retained profit for the
year                                 -       188,442   188,442          -         47,460       47,460

Exchange differences on
consolidation                        -        (5,374)   (5,374)         -           -             -
                                  -------    -------   -------       -------    -------       -------
Balance carried forward
30th June 1995                    200,000    379,058   579,058       200,000    233,968       433,968
                                  -------    -------   -------       -------    -------       -------
                                  -------    -------   -------       -------    -------       -------



16.  RECONCILIATION OF MOVEMENT IN SHAREHOLDERS' FUNDS              1995           1994
                                                                      L              L
     Profit attributable to members of the Group                    229,991       192,998

     Dividends                                                      (41,549)      (65,280)
                                                                    -------       -------
                                                                    188,442       127,718
     Other recognised (losses)/gains for the year                    (5,374)        1,713
                                                                    -------       -------
     Net additions to shareholders' funds                           183,068       129,431

     Opening shareholders' funds                                    765,990       636,559
                                                                    -------       -------
     Closing shareholders' funds                                    949,058       765,990
                                                                    -------       -------

     Equity shareholders funds                                      899,048       715,990

     Non equity shareholders funds                                   50,000        50,000
                                                                    -------       -------
                                                                    949,058       765,990
                                                                    -------       -------
                                                                    -------       -------



     Cumulative goodwill written off at 30th June 1995 amounted to L33,934 (1994: L33,934). Profit for the financial year for the Company was L89,009 (1994:L98,341).

                      TRIMCO GROUP PLC

                       30TH JUNE 1995

17.  TRANSACTIONS INVOLVING DIRECTORS

     During the period, management charges of L11,554 were paid to Todays World Limited. Mr. J.A. Knight has a material interest in this company.

     The Group also made car loans of L3,241 to Mr. J. Patel and L5,370 to Mr. W.A. Turner. At 30th June 1995, the balances were L872 and L1,452 respectively.

18.  OPERATING LEASES

     In the year to 30th June 1996 the Group have commitments to make payments as follows:


                                                         Land
                                                          and
                                                        Building      Other      Total
                                                           L            L          L
     In respect of commitments expiring in the year        -            -          -

     In respect of commitments expiring between 2 and
     5 years                                              32,050        -        32,050

     In respect of commitments expiring after 5 years    104,480        -       104,480
                                                        --------      ------    -------
                                                         136,530        -       136,530
                                                        --------      ------    -------
                                                        --------      ------    -------


19.  CASH FLOW STATEMENT

     (A)  RECONCILIATION OF OPERATING PROFIT TO NET CASH FLOW
          FROM OPERATING ACTIVITIES:


                                                         1995              1994
                                                          L                 L
           Operating profit                             330,180           274,141

           Depreciation                                 296,344           278,308

           Decrease/(Increase) in stock                 232,956           (42,242)

           (Increase) in debtors                       (103,686)         (755,596)

           Increase in creditors                        419,303           355,237

           (Profit) on sale of fixed assets             (12,007)          (21,474)

           Exchange differences                          (2,710)            4,292
                                                      ---------          --------
                                                      1,160,380            92,666
                                                      ---------          --------
                                                      ---------          --------

     (B)  ANALYSIS OF CHANGES IN CASH AND CASH EQUIVALENTS DURING THE YEAR:

                                                         1995              1994
                                                          L                 L
          Balance at 1 July 1994                      (324,586)          (146,258)

          Net Cash Inflow/(Outflow)                    449,120           (178,328)
                                                      --------           --------
          Balance at 30 June 1995                      124,534           (324,586)
                                                      --------           --------
                                                      --------           --------


                                                                       Page 14
                               TRIMCO GROUP PLC

                       NOTES TO THE ACCOUNTS (continued)
                                30TH JUNE 1995


19.   CASH FLOW STATEMENT - Continued

      (C)   ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS
            IN BALANCE SHEET:

                                                                                                    Change
                                                                       1995           1994          in year
                                                                         L              L              L
Cash at bank                                                          316,222         68,370        247,852

Overdraft                                                            (191,688)      (392,956)       201,268
                                                                    -----------    -----------    -----------
                                                                      124,534       (324,586)       449,120
                                                                    ===========    ===========    ===========


      (D)   ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR:

                                                                   1995                        1994

                                                                       Loans and                   Loans and
                                                                        Finance                     Finance
                                                           Share         Lease         Share         Lease
                                                          Capital     Obligations     Capital     Obligations
                                                             L             L             L             L
                                                         ---------    -----------    ---------    -----------
Balance 1st July 1994                                     570,000        48,714       570,000        88,387

Shares issued                                                  --            --            --            --

Shares redeemed                                                --            --            --            --

Repayment of finance leases                                    --       (27,945)           --       (24,673)

Incaption of Finance Lease
obligations                                                    --            --            --            --

Repayment of loans                                             --       (15,000)           --       (15,000)
                                                         ---------    -----------    ---------    -----------
                                                          570,000         5,769       570,000        48,714
                                                         =========    ===========    =========    ===========

                                                                       Page 15
                               TRIMCO GROUP PLC

                      AUDITORS' REPORT TO THE MEMBERS OF
                               TRIMCO GROUP PLC


We have audited the financial statements on pages 3 to 16 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described in the directors' report the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion based on our audit on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group as at 30th June 1995 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


                                       GANE JACKSON SCOTT
                                       REGISTERED AUDITORS
                                       CHARTERED ACCOUNTANTS
                                       HOLBORN HALL
                                       100 GRAY'S INN ROAD
                                       LONDON WD1X 8AY


17th November 1995